                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.

Robert R. Fortune
Chairman and President                                          February 9, 1996

Dear Shareholder:

     I am pleased to enclose the Annual Report of Independence Square Income Securities, Inc. for the year 1995.

     Despite several bond calls in 1995, the Investment Adviser was able to reinvest the proceeds so that the effect on interest income was minimal. This fact, coupled with a reduction in expenses, enabled us to earn $1.38 per share from net investment income, also the amount earned in 1994.

     Dividends declared in 1995 amounted to $1.38 per share, the same amount per share declared in 1994. The dividends declared and considered taxable in 1995 include the dividend of $.115 per share received by you in January 1996.

     As of March 1, 1995, Bruce W. Repasy, Senior Investment Officer with the PNC Asset Management Group, became responsible for the day-to-day management of our portfolio. Mr. Repasy joined PNC Bank in 1992 where he served as a trader and later portfolio manager in the trust, mutual fund and endowment areas. In 1991, Mr. Repasy worked for the Securities and Exchange Commission as a compliance examiner of mutual funds and investment advisers.

     The accompanying Investment Adviser's Report provides a comparison of our Fund's performance to key indices and other closed-end bond funds.

                                            Yours sincerely,

                                            /s/ ROBERT R. FORTUNE

                                            Robert R. Fortune

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          INVESTMENT ADVISER'S REPORT

     The year 1995 proved a stark contrast to 1994's terrible year for bond investors. Moderation in economic growth and inflation combined with gradual Federal Reserve easing to provide bond investors with significantly better returns in 1995. The Lehman Government/Corporate Index returned 19.24% for 1995, a dramatic increase over the negative 3.51% return for 1994. The yield curve steepened throughout the year with rates on the two year treasury declining 2.54% versus a decline of 1.93% for 30 year treasury rates. Interest rates declined across the yield curve as shown in the table below:

                                                               12/31/95     12/31/94     CHANGE
                                                               --------     --------     ------
2-year Treasury Notes                                            5.15%        7.69%      -2.54%
5-year Treasury Notes                                            5.37%        7.83%      -2.46%
10-year Treasury Notes                                           5.57%        7.83%      -2.26%
30-year Treasury Notes/Bonds                                     5.95%        7.88%      -1.93%

     The portfolio outperformed the Lehman Government/Corporate Index and the Lipper Investment Grade Closed End Bond Fund average by 2.97% and 1.54%, respectively. The portfolio benefitted from its long duration and from being fully invested in corporate bonds. Total return for corporates, as measured by the Lehman Corporate Bond Index, was 22.25% versus 18.34% for governments. Investment returns through December 31, 1995, are shown in the table below:

                                                                         TOTAL RETURNS
                                                                PERIODS ENDED DECEMBER 31, 1995
                                                                                     ANNUALIZED
                                                                              ------------------------
                                                                      12                          10
                                                          QUARTER    MOS.     2 YRS.   5 YRS.    YRS.
                                                          -------   ------    ------   ------   ------
Independence Square Income Securities, Inc.*............   5.36%    22.21%     8.34%   11.66%    9.96%
Lehman Brothers Gov't/Corp. Bond Index..................   4.66%    19.24%     7.27%    9.80%    9.65%
Lipper Investment Grade Closed-End Bond Funds (Avg.)....   4.53%    20.67%     7.56%   11.45%   10.09%
Lipper Investment Grade Closed-End Bond Funds:
  I.S.I.S. Rank/No. of Funds............................    4/17      6/17      6/17     8/16     9/16
  I.S.I.S. Percentile Rank..............................     23%       35%       35%      50%      56%

------------------
*The total returns are cumulative based on the net asset value on the first day of the periods presented and assumed (i) no payment of any sales load or commissions and (ii) reinvestment of dividends and distributions at the net asset value next determined after each ex-dividend date in the period.

     We expect 1995 GDP growth rate to be 3.3% with a decline through 1996 to 2.6%. Inflation, as measured by CPI, is anticipated to be 2.8% in 1995 and remain slightly below 3.0% in 1996. We expect long term interest rates to remain near 6.00% for 1996.

                                        PNC INSTITUTIONAL MANAGEMENT CORPORATION
January 24, 1996

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

 PRINCIPAL
  AMOUNT                                                                                     COST           VALUE
-----------                                                                               -----------    ------------
              BONDS AND OTHER DEBT OBLIGATIONS--100.0%
$ 1,000,000   Ahmanson (H.F.) & Co., 9.875%, 11/15/1999................................   $   995,465    $  1,123,750
  1,000,000   Appalachian Power Co., 8.50%, 12/01/2022.................................     1,059,020       1,102,390
  1,000,000   Arizona Public Service Co., 10.25%, 5/15/2020............................     1,000,000       1,156,250
    500,000   Arizona Public Service Co., 9.50%, 4/15/2021.............................       490,265         615,000
    500,000   BankAmerica Corp., 9.50%, 4/01/2001......................................       497,265         578,125
    500,000   Banc One Corp. (Columbus), 7.75%, 7/15/2025..............................       494,965         556,250
    170,000   Boeing Co., 7.25%, 6/15/2025.............................................       171,258         184,025
  1,000,000   Chase Manhattan Corp. Sub Notes, 10.00%, 6/15/1999.......................     1,117,080       1,128,750
  1,000,000   Chrysler Corp., 10.95%, 8/01/2017........................................       997,500       1,118,750
  1,000,000   Citicorp Capital Sub Notes, 9.75%, 8/01/1999.............................       983,110       1,122,500
  1,000,000   Cleveland Electric Co., 10.00%, 6/01/2020................................       988,250       1,066,250
  1,000,000   Comerica Bank, 8.375%, 7/15/2024.........................................       983,750       1,162,500
    300,000   Comerica Co., 9.75%, 5/01/1999...........................................       288,840         334,125
  1,000,000   Commonwealth Edison Co., 9.50%, 5/01/2016................................       987,500       1,057,500
    500,000   Commonwealth Edison Co., 8.625%, 2/01/2022...............................       537,500         551,875
  1,000,000   Domtar, Inc., 11.25%, 9/15/2017..........................................       997,500       1,066,250
    500,000   First Chicago Corp., 8.875%, 3/15/2002...................................       503,660         573,750
  1,000,000   First Interstate Bank, 9.00%, 11/15/2004.................................     1,000,000       1,127,500
    500,000   First Union Corp., 8.00%, 8/15/2009......................................       498,965         550,000
  1,000,000   Ford Motor Credit Co., 9.14%, 12/30/2014.................................       997,660       1,146,250
    143,000   General Electric Capital Corp., 5.81%, 1/09/1996.........................       143,000         143,000
  1,000,000   General Motors Corp., 8.125%, 4/15/2016..................................       974,550       1,063,750
    500,000   Great Western Financial Senior Notes, 8.60%, 2/01/2002...................       494,710         561,875
    300,000   GTE California, 8.07%, 4/15/2024.........................................       322,233         323,250
  1,000,000   GTE Corp., 7.83%, 5/01/2023..............................................     1,000,000       1,077,500
    500,000   Harris Bancorp, 9.375%, 6/01/2001........................................       493,285         580,625
  1,000,000   International Business Machines Corp., 8.375%, 11/01/2019................     1,006,330       1,200,000
  1,000,000   International Paper Co., Debenture, 8.125%, 6/15/2024....................       979,860       1,140,000
    500,000   New England Power Co., 8.00%, 8/01/2022..................................       494,350         566,875
    800,000   New York State Electric & Gas Corp., 9.875%, 5/01/2020...................       793,000         882,000
  1,000,000   Norsk-Hydro, 7.75%, 6/15/2023............................................       995,350       1,118,750
  1,000,000   OPC Scherer Funding Corp. Serial Facility Bond, 9.70%, 6/30/2011.........     1,000,000       1,072,500
  1,000,000   Ohio Edison Corp., 9.75%, 7/15/2019......................................       997,500       1,071,250
     14,152   Participation in Asset Exchange..........................................        14,152          14,218
    500,000   Penney (J.C.) Co., Inc. 8.25%, 8/15/2022.................................       497,445         555,000
    500,000   PECO Energy Co., 8.75%, 4/01/2022........................................       500,510         535,000
  1,000,000   PECO Energy Co., 8.625%, 6/01/2022.......................................       983,840       1,057,500

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                     SCHEDULE OF INVESTMENTS -- (Continued)
                               DECEMBER 31, 1995

 PRINCIPAL
  AMOUNT                                                                                     COST           VALUE
----------                                                                                -----------    -----------
              BONDS AND OTHER DEBT OBLIGATIONS--(CONTINUED)
$ 1,000,000   Quebec-Hydro, 8.40%, 1/15/2022...........................................   $ 1,016,790    $  1,158,750
  1,000,000   Texas Utilities Electric Co., 8.875%, 2/01/2022..........................     1,029,240       1,183,750
  1,000,000   Virginia Electric & Power Corp. Series B, 8.625%, 10/01/2024.............     1,014,120       1,196,250
                                                                                          -----------     -----------
              TOTAL INVESTMENTS........................................................   $30,339,818*   $ 33,823,633
                                                                                          ===========     ===========

------------------
 *Aggregate cost for federal income tax purposes at December 31, 1995 was $30,339,818. The aggregate gross unrealized appreciation for all securities is as follows: excess of value over tax cost $3,483,815.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS
  Investments at value (cost-- $30,339,818)...................................    $33,823,633
  Cash........................................................................         31,412
  Accrued interest receivable.................................................        700,116
  Prepaid expenses............................................................            256
                                                                                  -----------
                                                                                   34,555,417
                                                                                  -----------
LIABILITIES
  Dividend payable............................................................        209,359
  Accrued expenses............................................................        182,950
                                                                                  -----------
                                                                                      392,309
                                                                                  -----------
NET ASSETS applicable to 1,820,511 capital shares outstanding, $0.10 par value
  (authorized 10,000,000 shares)..............................................    $34,163,108
                                                                                  ===========
NET ASSET VALUE PER SHARE ($34,163,108 / 1,820,511 shares)....................         $18.77
                                                                                      =======

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
Interest income..........................       $2,751,326
                                                ----------
Expenses
  Fees:
    Investment adviser...................          120,359
    Directors and officers...............           33,451
    Custodian............................           16,386
    Transfer agent.......................           22,355
    Legal and Audit......................           30,765
  Taxes (other than income)..............            5,096
  Printing...............................           12,241
  Insurance..............................            2,561
  Miscellaneous..........................            5,315
                                                ----------
    Total Expenses.......................          248,529
                                                ----------
Net investment income....................        2,502,797
                                                ==========
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Realized loss from security transactions
  (excluding short-term securities):
  Proceeds from sales....................       $6,968,324
  Cost of securities sold................        6,972,349
                                                ----------
  Net realized loss......................           (4,025)
                                                ----------
Unrealized appreciation (depreciation)
  of investments:
  Beginning of year......................         (514,132)
  End of year............................        3,483,815
                                                ----------
  Increase in unrealized appreciation....        3,997,947
                                                ----------
  Net realized and unrealized gain on
    investments..........................        3,993,922
                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................       $6,496,719
                                                ==========

                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31

                                                                                       1995              1994
                                                                                   ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income.......................................................   $ 2,502,797       $ 2,510,686
    Net realized loss from security transactions................................        (4,025)         (303,783)
    Increase (decrease) in unrealized appreciation of investments...............     3,997,947        (3,323,530)
                                                                                   -----------       -----------
      Net increase (decrease) in net assets resulting from operations...........     6,496,719        (1,116,627)
  Dividends to shareholders from net investment income
    ($1.38 in 1995 and $1.38 in 1994)...........................................    (2,512,305)       (2,512,305)
                                                                                   -----------       -----------
      Total increase (decrease) in net assets...................................     3,984,414        (3,628,932)

NET ASSETS
  Beginning of year.............................................................    30,178,694        33,807,626
                                                                                   -----------       -----------
  End of year (including undistributed net investment
    income of $64,716 in 1995 and $74,224 in 1994)..............................   $34,163,108       $30,178,694
                                                                                   ===========       ===========

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                            YEAR ENDED DECEMBER 31
                                                -----------------------------------------------
                                                 1995      1994      1993      1992      1991
                                                -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year...........   $ 16.58   $ 18.57   $ 17.76   $ 17.32   $ 16.06
                                                -------   -------   -------   -------   -------
  Net Investment Income......................      1.38      1.38      1.41      1.46      1.50
  Net Gains (Losses) on Securities
     (realized and unrealized)...............      2.19     (1.99)     0.82      0.42      1.26
                                                -------   -------   -------   -------   -------
       Total From Investment Operations......      3.57     (0.61)     2.23      1.88      2.76
                                                -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Dividends (from net investment income).....     (1.38)    (1.38)    (1.42)    (1.44)    (1.50)
                                                -------   -------   -------   -------   -------
Net Asset Value, End of Year.................   $ 18.77   $ 16.58   $ 18.57   $ 17.76   $ 17.32
                                                =======   =======   =======   =======   =======
Per Share Market Value, End of Year..........   $ 17.25   $ 15.25   $ 17.25   $17.125   $17.375
                                                =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN, based on
  market value(1)............................     22.71%     (4.0%)     9.0%      7.0%     27.0%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (in 000's).........   $34,163   $30,179   $33,808   $32,324   $31,424
  Ratio of Expenses to Average Net Assets....      0.76%     0.85%     0.81%     0.85%     0.90%
  Ratio of Net Investment Income to Average
     Net Assets..............................      7.64%     7.88%     7.61%     8.27%     8.97%
  Portfolio Turnover Rate....................        22%       28%       32%       18%        6%

------------------
(1) See Note G.
                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

    A. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Significant accounting policies are as follows: Investments are carried at value in the accompanying financial statements (See Note D). Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Premiums and discounts on bonds held for investment are not amortized for financial reporting or federal income tax purposes inasmuch as the Fund does not generally intend to hold such securities until maturity. For federal income tax purposes, discounts on original issue bonds are amortized over the life of the issue. No provision is made for federal taxes as it is the Fund's policy to continue to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders which will relieve it from all or substantially all federal income and excise taxes. Dividends payable are recorded on the dividend record date. Interest income is recorded on an accrual basis.

    B.  Under Agreements among the Fund, PNC Bank, National Association (PNC
        Bank), and PNC Institutional Management Corporation (PIMC), an indirect wholly owned subsidiary of PNC Bank, PIMC manages the Fund's portfolio and serves as its administrative agent. The Fund pays PIMC, as investment adviser, a quarterly fee of .05% (annually .20%) of the Fund's average net assets and .5% (annually 2%) of the Fund's gross income for such quarter.

        PIMC has agreed to reimburse the Fund to the extent that the aggregate expenses borne by the Fund in any fiscal year, exclusive of brokerage commissions, interest and taxes, exceed 1 1/2% of average net assets up to $30,000,000 and 1% of any excess. No such fee reimbursement was necessary during the year ended December 31, 1995.

    C. Purchases and sales of investment securities other than short term obligations for the year ended December 31, 1995 were $6,939,088 and $6,972,349, respectively.

    D. Values for securities listed on a national securities exchange are based on the latest quoted sale prices on December 31, 1995. Securities not so listed or not traded on that date are valued at their most recent quoted bid prices or at prices determined by investment bankers or brokers. Short-term obligations are valued at cost which approximates market.

    E. At December 31, 1995, a capital loss carryover of $447,439 was available to offset possible future realized capital gains. The carryover expires as follows: $139,631 in 1998, $303,783 in 2002 and $4,025 in 2003.

    F.  At, December 31, 1995, net assets consisted of:

                    Paid-in capital...............................................  $31,062,016
                    Undistributed net investment income...........................       64,716
                    Accumulated net realized loss on investments..................     (447,439)
                    Net unrealized appreciation of investments....................    3,483,815
                                                                                    -----------
                    Total.........................................................  $34,163,108
                                                                                    ===========

    G. The "Total Investment Return" is based on a purchase (or sale) at the market price on the first (or last) day of the period assuming (i) no payment of any sales load or commissions and (ii) reinvestment of dividends and distributions at prices obtained by the Fund's dividend reinvestment plan.

                       REPORT OF INDEPENDENT ACCOUNTANTS

    To the Shareholders and Directors of Independence Square Income Securities,
    Inc.:

    We have audited the accompanying statement of assets and liabilities of Independence Square Income Securities, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Independence Square Income Securities, Inc., as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P

     2400 Eleven Penn Center
     Philadelphia, Pennsylvania
     February 9, 1996

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.

                 SUMMARY OF THE FUND'S DIVIDEND INVESTMENT PLAN

    The Fund has an Automatic Dividend Investment Plan which permits participating shareholders to receive income dividends and capital gain distributions ("Distributions") in additional shares of the Fund's Common Stock. A shareholder may elect to participate in the Plan by completing an Authorization Form. Under the Plan, the number of shares allocated to a shareholder's account in the Plan is determined generally as follows: (i) if the net asset value ("NAV") per share on the Determination Date is higher than the market value per share, shares are purchased on the open market and allocated to each Participant based on the average cost per share, including brokerage commissions; and (ii) if the NAV per share on the Determination Date is equal to or lower than the market price, shares are issued by the Fund based on NAV on the Payment Date, subject to certain adjustments. Shareholders will receive confirmations of Distribution transactions. Distributions of dividend income and capital gain are treated as being realized for tax purposes, even though received in additional shares of Common Stock rather than cash. The Fund presently pays the costs of participating in the Plan other than brokerage commissions, although Participants may be charged for extra services requested by them in connection with the Plan. The Plan may be modified at any time by the Fund upon 30-days' prior notice to shareholders. Participants may terminate participation in the Plan at any time on 15-days' prior notice, and will receive certificates for shares held in their accounts and cash for any fractional share. Additional information about the Automatic Dividend Investment Plan and an Authorization Form may be obtained by writing:
    Wilmington Trust Company, Rodney Square North, Wilmington, Delaware 19890,
    Attention: Corporate Trust Department.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

 INDEPENDENCE SQUARE INCOME SECURITIES, INC.
           One Aldwyn Center
          Villanova, PA 19085
             (610) 964-8882

            BOARD OF DIRECTORS
ROBERT R. FORTUNE            G. WILLING PEPPER
R. STEWART RAUCH      DAVID R. WILMERDING, JR.

                OFFICERS
ROBERT R. FORTUNE, Chairman and President
ROBERT T. ARNOLD, Executive Vice President
     ROBERT J. CHRISTIAN, Vice President
EDWARD J. ROACH, Vice President and Treasurer
       GARY M. GARDNER, Secretary

           INVESTMENT ADVISER
           PNC INSTITUTIONAL
         MANAGEMENT CORPORATION
          400 Bellevue Parkway
          Wilmington, DE 19809

             TRANSFER AGENT
             PNC BANK, N.A.
             c/o PFPC INC.
             P.O. Box 8950
          Wilmington, DE 19899
             (800) 852-4750
       (302) 791-2748 (Delaware)

--------------------------------------------------------------------------------
                                                                INDEPENDENCE
                                                                      SQUARE
                                                                      INCOME
                                                                 SECURITIES,
                                                                        INC.
                                                               Annual Report
                                                             to Shareholders
                                                           December 31, 1995